Exhibit 99.1

FOR IMMEDIATE RELEASE

FirstMerit Corporation

Analysts: Thomas O’Malley/Investor Relations Officer

Phone: 330.384.7109

Media Contact: Robert Townsend/Media Relations Officer

Phone: 330.384.7075

FirstMerit Corporation Reports Third Quarter 2011 EPS of $0.29 Per Share

Quarterly Highlights include:

•	50th consecutive quarter of profitability

•

Solid linked-quarter credit trends supported by $9.4 million, or 9.44%, decline in non-performing assets and $1.0 million, or 6.63%, decline in net charge-offs to 0.79% of average loans from prior quarter

•	Average commercial loan growth of $ 210.5 million, or 4.51%, from prior quarter

•	Average core deposit growth of $246.6 million, or 2.71%, from prior quarter

•	Strong tangible common equity ratio at 7.75%

Akron, Ohio (October 25, 2011) - FirstMerit Corporation (Nasdaq: FMER) reported third quarter 2011 net income of $31.7 million, or $0.29 per diluted share. This compares with $29.8 million, or $0.27 per diluted share, for the second quarter of 2011 and $29.0 million, or $0.27 per diluted share, for the third quarter 2010.

Returns on average common equity (“ROE”) and average assets (“ROA”) for the third quarter 2011 were 8.02% and 0.86%, respectively, compared with 7.78% and 0.82% for the second quarter of 2011 and 7.60% and 0.79% for the third quarter 2010.

“Our third quarter results reflect exceptional performance in challenging times,” said Paul G. Greig, Chairman, President and CEO of FirstMerit Corporation. “Commercial loan production was strong throughout our franchise, increasing 61% over the year-ago quarter. The drivers of our results are intact: sustained risk management processes, industry-leading customer service and sufficient liquidity to be an active lender. Our tangible common equity ratio of 7.75% at quarter-end supports a robust balance sheet.

“I’m pleased with another quarter of significant commercial loan growth across our footprint. We are winning market share and growing organically in each of our key markets,” Mr. Greig added. “Even as the economy continues to struggle, we are building shareholder value through our dedication to sound banking principles.”

Net interest margin was 3.74% for the third quarter of 2011 compared with 3.77% for the second quarter of 2011 and 3.96% for the third quarter of 2010. The decline in net interest margin in both periods was due to continued pressure on earning asset yields which migrated lower in the quarter. Lower yields on new loan originations and reinvestment rates on security cash flows below historical averages are attributable to the current interest rate environment. The Corporation again this quarter lowered average deposit costs compared

FirstMerit Corporation Reports Third Quarter 2011 EPS Results

to the prior and year-ago quarters primarily due to its success in increasing the composition of core deposits, which offset additional pressure to the net interest margin.

Average loans, not including covered loans, during the third quarter of 2011 increased $210.2 million, or 2.89%, compared with the second quarter of 2011 and $394.7 million, or 5.57%, compared with the third quarter of 2010. The average loan growth during the third quarter of 2011 was driven entirely by commercial loans, which increased $ 210.5 million, or 4.51%, compared with the second quarter of 2011 and increased $539.4 million, or 12.44%, compared with the third quarter of 2010. Average covered loan balances including the indemnification asset were $1.7 billion, $1.8 billion, and $2.2 billion at September 30, 2011, June 30, 2011, and September 30, 2010, respectively. The covered loan portfolio will continue to decline, through payoffs, charge-offs, termination or expiration of loss share coverage, unless the Corporation acquires additional loans subject to loss share agreements in the future.

Average deposits during the third quarter of 2011 decreased $17.1 million, or 0.15%, compared with the second quarter of 2011 and increased $21.9 million, or 0.19%, compared with the third quarter of 2010. During the third quarter of 2011, the Corporation increased its average core deposits, which excludes time deposits, by $246.6 million, or 2.71%, compared with the second quarter of 2011, and $1.3 billion, or 15.53%, compared with the third quarter of 2010. Average time deposits decreased $263.6 million, or 11.16%, from the second quarter of 2011 and decreased $1.2 billion, or 37.03%, from the third quarter of 2010.

Average investments during the third quarter of 2011 increased $53.3 million, or 1.47%, compared with the second quarter of 2011 and increased $405.1 million, or 12.38%, over the third quarter of 2010.

Net interest income on a fully tax-equivalent (“FTE”) basis was $121.5 million in the third quarter 2011 compared with $119.5 million in the second quarter of 2011 and $125.5 million in the third quarter of 2010. Compared with the second quarter of 2011, average earning assets increased $153.8 million, or 1.21%, and increased $298.6 million, or 2.37%, compared to the third quarter of 2010.

Noninterest income, net of securities transactions, for the third quarter of 2011 was $56.4 million, an increase of $5.8 million, or 11.40%, from the second quarter of 2011 and an increase of $1.3 million, or 2.35%, from the third quarter of 2010.

Other income was $60.8 million for the third quarter of 2011, an increase of $9.3 million, or 18.06% from the second quarter of 2011 and an increase of $5.7 million or 10.34% from the third quarter of 2010. Activity in the quarter included net realized gains on the sale of investment securities of $4.4 million, offset by $3.3 million of MSR impairment which is reported as part of loan sales and servicing income. Service charges on deposits increased $2.1 million and ATM and other service fees increased $0.7 million, compared to the second quarter of 2011 due to recent product introductions and pricing. Included in other operating income is an increase of $2.1 million in the fair value of interest rate lock commitments from an increase in the mortgage pipeline and $2.7 million from gains on covered loans paid in full.

Other income, net of securities gains, as a percentage of net revenue for the third quarter of 2011 was 31.69% compared with 29.75% for second quarter of 2011 and 30.50% for the third quarter of 2010. Net revenue is defined as net interest income, on a FTE basis, plus other income, less gains from securities sales.

Noninterest expense for the third quarter of 2011 was $116.0 million, an increase of $5.9 million, or 5.35%, from the second quarter of 2011 and a decrease of $4.7 million, or 3.91%, from the third quarter of 2010. Increases in noninterest expense compared with the second quarter of 2011 included a $4.5 million

FirstMerit Corporation Reports Third Quarter 2011 EPS Results

increase in salaries, wages, pension and employee benefits and a $1.5 million increase in other operating expense related to OREO and loan workout expense.

During the third quarter of 2011, the Corporation reported an efficiency ratio of 64.87%, compared with 64.39% for the second quarter of 2011 and 66.26% for the third quarter of 2010.

Net charge-offs, excluding acquired loans, totaled $14.6 million, or 0.79% of average loans, excluding acquired loans, in the third quarter of 2011 compared with $15.6 million, or 0.89% of average loans, in the second quarter of 2011 and $19.9 million, or 1.17% of average loans, in the third quarter of 2010. Provision for credit losses approximated net charge-offs in the third quarter of 2011 as compared to the prior linked quarter in which provision was less than net charge-offs by $5.5 million and third quarter of 2010 in which provision was less than net charge-offs by $1.8 million.

Nonperforming assets totaled $90.4 million at September 30, 2011, a decrease of $9.5 million compared with June 30, 2011 and a decrease of $24.9 million compared with September 30, 2010. Nonperforming assets at September 30, 2011 represented 1.21% of period-end loans plus other real estate, excluding acquired loans, compared with 1.38% at June 30, 2011 and 1.70% at September 30, 2010.

The allowance for noncovered loan losses, totaled $109.2 million at September 30, 2011 and June 30, 2011 and $116.5 million at September 30, 2010. At September 30, 2011, the allowance for noncovered loan losses was 1.46% of period-end loans compared with 1.51% at June 30, 2011, and 1.72% at September 30, 2010. The allowance for credit losses is the sum of the allowance for noncovered loan losses, and the reserve for unfunded lending commitments. For comparative purposes, the allowance for credit losses was 1.55% of period-end loans, excluding acquired loans, at September 30, 2011, compared with 1.59% at June 30, 2011 and 1.84% at September 30, 2010. The allowance for credit losses to nonperforming loans was 169.42% at September 30, 2011, compared with 158.30% at June 30, 2011 and 118.49% at September 30, 2010.

The Corporation’s total assets inclusive of intangible assets at September 30, 2011 were $14.7 billion, an increase of $340.7 million, or 2.37%, compared with June 30, 2011 and an increase of $334.2 million, or 2.33%, compared with September 30, 2010.

Total deposits were $11.4 billion at September 30, 2011, an increase of $55.2 million, or 0.49%, from June 30, 2011 and an increase of $124.7 million, or 1.11%, from September 30, 2010. Core deposits totaled $9.5 billion at September 30, 2011, an increase of $360.6 million, or 3.97%, from June 30, 2011 and an increase of $1.4 billion, or 17.23%, from September 30, 2010.

Shareholders’ equity was $1.6 billion at September 30, 2011, compared with $1.6 billion at June 30, 2011 and $1.5 billion at September 30, 2010. The Corporation maintained a strong capital position as tangible common equity to assets was 7.75% at September 30, 2011, compared with 7.79% and 7.54% at June 30, 2011 and September 30, 2010, respectively. The common dividend per share paid in the third quarter 2011 was $0.16.

Acquisitions and Integration

The three 2010 acquisitions of First Bank, George Washington and Midwest were considered business combinations and accounted for under FASB Accounting Standard Codification 805, Business Combinations (ASC 805). All acquired assets and liabilities were recorded at their estimated fair values as of the date of acquisition and identifiable intangible assets were recorded at their estimated fair value. As of June 30, 2011,

FirstMerit Corporation Reports Third Quarter 2011 EPS Results

the one-year measurement period expired for all three acquisitions. During the one-year measurement period, material adjustments to acquisition date estimated fair values were recorded in the period in which the acquisition occurred and, as a result, previously reported results may have changed. Certain reclassifications of prior periods’ amounts may also be made to conform to the current period’s presentation and would have no effect on previously reported net income amounts.

Third Quarter 2011 Conference Call

FirstMerit Corporation senior management will host an earnings conference call today at 11:00 a.m. (Eastern Time) to provide an overview of third quarter 2011 results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 14854484. A replay of the conference call will be available at approximately 2:00 p.m. (Eastern Time) on October 25, 2011 through November 8, 2011 by dialing (855) 859-2056, and entering the PIN: 14854484. The Corporation will provide a slide presentation, which management will speak to during the conference call. A copy of the presentation will be available at https://www.firstmerit.com/personal/investors.aspx; click on the Presentations link to access the slide presentation.

About FirstMerit Corporation

FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $14.7 billion as of September 30, 2011 and 207 banking locations and 222 ATM locations in Ohio, Western Pennsylvania and the Chicago area. FirstMerit Corporation provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., and FirstMerit Community Development Corporation.

Subsequent Events

The Corporation is required under generally accepted accounting principles to evaluate subsequent events through the filing of the September 30, 2011 consolidated financial statements on Form 10-Q. As a result, the Corporation will continue to evaluate the impact of any subsequent events on critical accounting assumptions and estimates made as of September 30, 2011 and will adjust amounts preliminarily reported, if necessary.

Forward-Looking Statements

This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Corporation, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Corporation’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Corporation’s periodic reports filed with the Securities and Exchange Commission. The Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

FirstMerit Corporation Reports Third Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES

Consolidated Financial Highlights

(Unaudited)	Quarters
(Dollars in thousands)
	2011 3rd Qtr	2011 2nd Qtr	2011 1st Qtr	2010 4th Qtr	2010 3rd Qtr
EARNINGS
Net interest income FTE (a)	$121,537	$119,484	$123,940	$129,971	$125,514
Provision for noncovered loan losses	14,604	10,138	17,018	19,816	18,108
Provision for covered loan losses	4,768	7,481	5,331	3,572	593
Other income	60,772	51,491	52,756	54,311	55,135
Other expenses	115,957	110,068	114,445	122,452	120,670
FTE adjustment (a)	2,145	2,041	2,116	2,107	2,021
Net income	31,737	29,763	27,560	27,030	28,996
Diluted EPS	0.29	0.27	0.25	0.25	0.27

PERFORMANCE RATIOS
Return on average assets (ROA)	0.86%	0.82%	0.78%	0.74%	0.79%
Return on average common equity (ROE)	8.02%	7.78%	7.37%	7.04%	7.60%
Net interest margin FTE (a)	3.74%	3.77%	4.00%	4.14%	3.96%
Efficiency ratio	64.87%	64.39%	64.46%	65.95%	66.26%
Number of full-time equivalent employees	3,016	3,028	3,056	3,058	3,093

MARKET DATA
Book value/common share	$14.38	$14.19	$13.98	$13.86	$13.95
Period-end common share mkt value	11.36	16.51	17.07	19.79	18.32
Market as a % of book	79%	116%	122%	143%	131%
Cash dividends/common share	$0.16	$0.16	$0.16	$0.16	$0.16
Common stock dividend payout ratio	55.17%	59.26%	64.00%	64.41%	60.03%
Average basic common shares	109,245	109,138	108,769	108,807	108,793
Average diluted common shares	109,246	109,139	108,770	108,808	108,794
Period end common shares	109,247	109,241	108,734	108,817	108,803
Common shares repurchased	10	45	91	9	4
Common stock market capitalization	$1,241,046	$1,803,569	$1,856,089	$2,153,479	$1,993,276

ASSET QUALITY (excluding acquired loans)
Gross charge-offs	$20,014	$20,958	$22,812	$27,553	$25,817
Net charge-offs	14,604	15,641	17,018	21,654	19,923
Allowance for loan losses noncovered	109,187	109,187	114,690	114,690	116,528
Reserve for unfunded lending commitments	6,360	5,799	7,202	8,849	7,864
Nonperforming assets (NPAs) (b)	90,375	99,846	112,759	123,502	115,267
Net charge-offs/average loans ratio (b)	0.79%	0.89%	0.99%	1.25%	1.17%
Allowance for loan losses noncovered/period-end loans (b)	1.46%	1.51%	1.64%	1.65%	1.72%
Allowance for credit losses/period-end loans (b)	1.55%	1.59%	1.74%	1.78%	1.84%
NPAs/loans and other real estate (b)	1.21%	1.38%	1.61%	1.78%	1.70%
Allowance for loan losses noncovered/nonperforming loans	160.09%	150.31%	138.67%	109.56%	111.00%
Allowance for credit losses/nonperforming loans	169.42%	158.30%	147.38%	118.01%	118.49%

CAPITAL & LIQUIDITY
Period-end tangible common equity to assets	7.75%	7.79%	7.50%	7.59%	7.54%
Average equity to assets	10.75%	10.59%	10.62%	10.51%	10.38%
Average equity to total loans (c)	17.55%	17.36%	17.14%	17.15%	16.93%
Average total loans to deposits (c)	78.18%	77.05%	78.14%	78.00%	78.25%

AVERAGE BALANCES
Assets	$14,610,628	$14,481,208	$14,270,871	$14,493,060	$14,587,126
Deposits	11,447,682	11,464,738	11,319,809	11,388,423	11,425,740
Loans, excluding acquired loans (c)	7,298,446	7,080,109	6,963,389	6,868,222	6,781,123
Acquired loans, including covered loans (c)	1,651,559	1,753,942	1,881,540	2,014,361	2,160,075
Earning assets	12,878,105	12,724,269	12,560,913	12,466,629	12,579,486
Shareholders’ equity	1,570,411	1,533,855	1,516,227	1,523,078	1,513,527

ENDING BALANCES
Assets	$14,688,278	$14,347,557	$14,466,509	$14,134,714	$14,354,086
Deposits	11,396,121	11,340,939	11,395,946	11,268,006	11,271,416
Loans, excluding acquired loans (c)	7,453,612	7,216,015	6,989,973	6,937,142	6,776,098
Acquired loans, including covered loans (c)	1,604,707	1,707,887	1,800,525	1,953,093	2,117,505
Goodwill	460,044	460,044	460,044	460,044	460,044
Intangible assets	8,782	9,325	9,868	10,411	11,416
Earning assets	12,769,183	12,926,211	12,659,414	12,427,936	12,507,979
Total shareholders’ equity	1,570,654	1,550,387	1,519,957	1,507,715	1,517,892

NOTES:

(a)	- Net interest income on a fully tax-equivalent (“FTE”) basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.
(b)	- As required by current accounting guidance, the acquired loans and other real estate from First Bank, George Washington Savings Bank and Midwest Bank & Trust Company were recorded at fair value with no carryover of the related allowances. The ratio of our allowance for loan and credit losses and NPAs do not include these loans and other real estate.
(c)	- Excludes loss share receivable of $220.5 million, $239.4 million, $266.0 million, $288.6 million and $342.3 million as of September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010, and September 30, 2010, respectively.

FirstMerit Corporation Reports Third Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)	September 30, 2011	December 31, 2010	September 30, 2010
(Unaudited, except December 31, 2010, which is derived from the audited financial statements)
ASSETS
Cash and due from banks	$202,886	$157,415	$180,990
Interest bearing-deposits in banks	116,059	365,698	469,779

Total cash and cash equivalents	318,945	523,113	650,769
Investment securities
Held-to-maturity	92,214	59,962	61,818
Available-for-sale	3,198,046	2,987,040	3,027,436
Other investments	160,793	160,752	160,753
Loans held for sale	39,340	41,340	25,542
Noncovered loans:
Commercial loans	5,018,857	4,527,497	4,344,784
Mortgage loans	397,309	403,843	414,728
Installment loans	1,271,327	1,308,860	1,349,964
Home equity loans	743,377	749,378	760,816
Credit card loans	142,710	149,506	144,734
Leases	57,992	63,004	64,009

Total noncovered loans	7,631,572	7,202,088	7,079,035
Allowance for noncovered loan losses	(109,187)	(114,690)	(116,528)

Net noncovered loans	7,522,385	7,087,398	6,962,507
Covered loans (includes loss share receivable of $220.5 million, $288.6 million and $342.3 million at September 30, 2011, December 31, 2010 and September 30, 2010, respectively.)	1,647,218	1,976,754	2,156,832

Allowance for covered loan losses	(34,603)	(13,733)	(3,437)

Net covered loans	1,612,615	1,963,021	2,153,395
Net loans	9,135,000	9,050,419	9,115,902
Premises and equipment, net	193,075	197,866	194,757
Goodwill	460,044	460,044	460,044
Intangible assets	8,782	10,411	11,416
Other real estate covered by FDIC loss share	61,890	54,710	53,526
Accrued interest receivable and other assets	1,020,149	589,057	592,123

Total assets	$14,688,278	$14,134,714	$14,354,086

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand-non-interest bearing	$2,971,555	$2,790,550	$2,658,458
Demand-interest bearing	967,574	868,404	847,284
Savings and money market accounts	5,513,472	4,811,784	4,557,702
Certificates and other time deposits	1,943,520	2,797,268	3,207,972

Total deposits	11,396,121	11,268,006	11,271,416

Federal funds purchased and securities sold under agreements to repurchase	987,030	777,585	897,755
Wholesale borrowings	248,006	326,007	391,914
Accrued taxes, expenses, and other liabilities	486,467	255,401	275,109

Total liabilities	13,117,624	12,626,999	12,836,194

Shareholders’ equity
Common stock, without par value: authorized 300,000,000 shares; issued 115,121,731, 115,121,731 and 115,121,731 at September 30, 2011, December 31, 2010 and September 30, 2010, respectively	127,937	127,937	127,937
Capital surplus	478,738	485,567	484,770
Accumulated other comprehensive loss	(4,654)	(26,103)	(4,915)
Retained earnings	1,118,027	1,080,900	1,071,147
Treasury stock, at cost, 5,874,748, 6,305,218 and 6,318,452 shares at September 30, 2011, December 31, 2010 and September 30, 2010, respectively	(149,394)	(160,586)	(161,047)

Total shareholders’ equity	1,570,654	1,507,715	1,517,892

Total liabilities and shareholders’ equity	$14,688,278	$14,134,714	$14,354,086

FirstMerit Corporation Reports Third Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES

AVERAGE CONSOLIDATED BALANCE SHEETS

	Quarterly Periods
(Unaudited)
(Dollars in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

ASSETS
Cash and cash equivalents	$517,150	$588,487	$520,602	$809,828	$821,713
Investment securities
Held-to-maturity	85,664	79,012	64,212	64,287	63,364
Available-for-sale	3,429,631	3,382,943	3,194,751	3,012,983	3,049,056
Other investments	160,799	160,811	160,752	160,756	158,591
Loans held for sale	24,524	18,512	22,574	39,174	21,659
Noncovered loans:
Commercial loans	4,876,034	4,665,550	4,553,777	4,445,691	4,336,631
Mortgage loans	399,228	398,702	403,758	403,334	421,087
Installment loans	1,264,868	1,270,589	1,294,156	1,331,130	1,363,248
Home equity loans	741,497	736,117	741,596	754,270	762,626
Credit card loans	144,796	143,528	146,526	146,744	146,863
Leases	56,909	58,607	61,768	62,115	58,223

Total noncovered loans	7,483,332	7,273,093	7,201,581	7,143,284	7,088,678
Covered loans and loss share receivable	1,694,155	1,809,898	1,917,043	2,046,145	2,198,138

Total loans	9,177,487	9,082,991	9,118,624	9,189,429	9,286,816
Less: total allowance for loan losses	138,441	143,721	134,064	119,924	113,062

Net loans	9,039,046	8,939,270	8,984,560	9,069,505	9,173,754

Total earning assets	12,878,105	12,724,269	12,560,913	12,466,629	12,579,486

Premises and equipment, net	192,218	192,584	195,296	195,915	172,712
Accrued interest receivable and other assets	1,161,596	1,119,589	1,128,124	1,140,612	1,126,277

TOTAL ASSETS	$14,610,628	$14,481,208	$14,270,871	$14,493,060	$14,587,126

LIABILITIES
Deposits:
Demand-non-interest bearing	$2,988,521	$2,998,090	$2,874,884	$2,816,850	$2,730,483
Demand-interest bearing	913,252	824,125	841,545	857,960	858,168
Savings and money market accounts	5,446,351	5,279,353	4,978,773	4,710,682	4,502,779
Certificates and other time deposits	2,099,558	2,363,170	2,624,607	3,002,931	3,334,311

Total deposits	11,447,682	11,464,738	11,319,809	11,388,423	11,425,741

Federal funds purchased and securities sold under agreements to repurchase	969,020	884,244	848,169	904,163	928,607
Wholesale borrowings	320,691	325,057	325,296	368,397	443,890

Total funds	12,737,393	12,674,039	12,493,274	12,660,983	12,798,238
Accrued taxes, expenses and other liabilities	302,824	273,314	261,370	308,999	275,361

Total liabilities	13,040,217	12,947,353	12,754,644	12,969,982	13,073,599

SHAREHOLDERS’ EQUITY
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	477,864	479,078	486,907	485,126	484,197
Accumulated other comprehensive loss	(2,211)	(16,402)	(26,703)	(9,867)	(2,332)
Retained earnings	1,116,207	1,095,270	1,089,554	1,080,809	1,065,001
Treasury stock	(149,386)	(152,028)	(161,468)	(160,927)	(161,276)

Total shareholders’ equity	1,570,411	1,533,855	1,516,227	1,523,078	1,513,527

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$14,610,628	$14,481,208	$14,270,871	$14,493,060	$14,587,126

FirstMerit Corporation Reports Third Quarter 2011 EPS Results

AVERAGE CONSOLIDATED BALANCE SHEETS

Fully Tax-equivalent Interest Rates and Interest Differential

(Unaudited)

(Dollars in thousands)

	Three months ended			Year ended			Three months ended
	September 30, 2011			December 31, 2010			September 30, 2010
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS
Cash and cash equivalents	$517,150			$728,723			$821,713
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	2,974,656	19,864	2.65%	2,554,538	87,019	3.41%	2,609,406	21,364	3.25%
Obligations of states and political subdivisions (tax exempt)	385,055	5,022	5.17%	348,832	20,505	5.88%	346,380	4,848	5.55%
Other securities and federal funds sold	316,383	2,084	2.61%	300,700	8,508	2.83%	315,225	2,197	2.77%

Total investment securities and federal funds sold	3,676,094	26,970	2.91%	3,204,070	116,032	3.62%	3,271,011	28,409	3.45%

Loans held for sale	24,524	284	4.59%	23,612	1,162	4.92%	21,659	269	4.93%
Noncovered loans, covered loans and loss share receivable	9,177,487	108,444	4.69%	8,529,303	433,308	5.08%	9,286,816	118,680	5.07%

Total earning assets	12,878,105	135,698	4.18%	11,756,985	550,502	4.68%	12,579,486	147,358	4.65%

Total allowance for loan losses	(138,441)			(116,118)			(113,062)
Other assets	1,353,814			1,154,761			1,298,989

Total assets	$14,610,628			$13,524,351			$14,587,126

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - non-interest bearing	$2,988,521	—	—	$2,550,849	—	—	$2,730,483	—	—
Demand - interest bearing	913,252	218	0.09%	794,497	751	0.09%	858,168	223	0.10%
Savings and money market accounts	5,446,351	6,929	0.50%	4,303,815	31,912	0.74%	4,502,779	8,212	0.72%
Certificates and other time deposits	2,099,558	4,370	0.83%	2,801,270	32,713	1.17%	3,334,311	9,702	1.15%

Total deposits	11,447,682	11,517	0.40%	10,450,431	65,376	0.63%	11,425,741	18,137	0.63%

Securities sold under agreements to repurchase	969,020	977	0.40%	907,015	4,477	0.49%	928,607	984	0.42%
Wholesale borrowings	320,691	1,669	2.06%	510,799	13,998	2.74%	443,890	2,725	2.44%

Total interest bearing liabilities	9,748,872	14,163	0.58%	9,317,396	83,851	0.90%	10,067,755	21,846	0.86%

Other liabilities	302,824			340,485			275,361

Shareholders’ equity	1,570,411			1,315,621			1,513,527

Total liabilities and shareholders’ equity	$14,610,628			$13,524,351			$14,587,126

Net yield on earning assets	$12,878,105	121,535	3.74%	$11,756,985	466,651	3.97%	$12,579,486	125,512	3.96%

Interest rate spread			3.60%			3.78%			3.79%

Note: Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.

Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports Third Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(Unaudited)	Quarters ended September 30,		Nine months ended September 30,
(Dollars and shares in thousands, except per share data)
	2011	2010	2011	2010

Interest income:
Interest and fees on loans, including held for sale	$108,417	$118,543	$330,877	$312,112
Investment securities
Taxable	21,949	23,560	65,610	74,032
Tax-exempt	3,189	3,234	9,521	9,861

Total investment securities interest	25,138	26,794	75,131	83,893
Total interest income	133,555	145,337	406,008	396,005

Interest expense:
Interest on deposits:
Demand-interest bearing	218	252	579	553
Savings and money market accounts	6,929	8,294	22,172	23,768
Certificates and other time deposits	4,370	9,588	16,803	25,504
Interest on securities sold under agreements to repurchase	977	986	2,832	3,517
Interest on wholesale borrowings	1,669	2,724	4,963	12,009

Total interest expense	14,163	21,844	47,349	65,351

Net interest income	119,392	123,493	358,659	330,654
Provision for noncovered loan losses	14,604	18,108	41,760	63,967
Provision for covered loan losses	4,768	593	17,580	860

Net interest income after provision for loan losses	100,020	104,792	299,319	265,827

Other income:
Trust department income	5,607	5,469	16,983	16,324
Service charges on deposits	17,838	16,859	48,460	49,962
Credit card fees	13,640	12,532	39,357	36,332
ATM and other service fees	3,801	2,996	9,781	8,349
Bank owned life insurance income	3,182	3,219	11,439	11,757
Investment services and insurance	1,965	2,688	6,384	7,151
Investment securities gains, net	4,402	58	5,291	709
Loan sales and servicing income	1,036	4,006	8,657	10,218
Gain on George Washington acquisition	—	—	—	1,041
Other operating income	9,301	7,308	18,667	16,401

Total other income	60,772	55,135	165,019	158,244

Other expenses:
Salaries, wages, pension and employee benefits	61,232	58,930	177,815	158,985
Net occupancy expense	8,464	8,608	25,144	23,428
Equipment expense	7,073	7,330	20,725	20,115
Stationery, supplies and postage	2,517	2,865	7,972	8,254
Bankcard, loan processing and other costs	8,449	8,281	24,278	23,762
Professional services	5,732	8,544	17,466	21,626
Amortization of intangibles	543	1,006	1,629	1,909
FDIC expense	3,240	5,267	12,187	13,448
Other operating expense	18,707	19,839	53,254	48,879

Total other expenses	115,957	120,670	340,470	320,406

Income before income tax expense	44,835	39,257	123,868	103,665
Income tax expense	13,098	10,261	34,808	27,786

Net income	$31,737	$28,996	$89,060	$75,879

Other comprehensive income, net of taxes
Unrealized securities’ holding gains (losses), net of taxes	$7,353	$(360)	$24,889	$21,005
Less: reclassification adjustment for securities’ gain realized in income, net of taxes	2,862	38	3,440	461

Total other comprehensive gains (losses), net of taxes	4,491	(398)	21,449	20,544

Comprehensive income	$36,228	$28,598	$110,509	$96,423

Net income applicable to common shares	$31,737	$28,996	$89,060	$75,879

Net income used in diluted EPS calculation	$31,737	$28,996	$89,060	$75,879

Weighted average number of common shares outstanding - basic	109,245	108,793	109,052	98,588

Weighted average number of common shares outstanding - diluted	109,246	108,794	109,053	98,590

Basic earnings per share	$0.29	$0.27	$0.82	$0.77

Diluted earnings per share	$0.29	$0.27	$0.82	$0.77

Dividend per share	$0.16	$0.16	$0.48	$0.48

FirstMerit Corporation Reports Third Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME—LINKED QUARTERS

	Quarterly Results
(Unaudited)	2011	2011	2011	2010	2010
(Dollars and shares in thousands, except per share data)	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

Interest and fees on loans, including held for sale	$108,417	$107,904	$114,555	$121,651	$118,543
Interest and dividends - securities and federal funds sold	25,138	25,313	24,680	24,714	26,794

Total interest income	133,555	133,217	139,235	146,365	145,337

Interest on deposits:
Demand-interest bearing	218	177	184	198	252
Savings and money market accounts	6,929	7,398	7,845	8,145	8,294
Certificates and other time deposits	4,370	5,606	6,827	7,209	9,588
Securities sold under agreements to repurchase	977	940	915	960	986
Wholesale borrowings	1,669	1,653	1,640	1,989	2,724

Total interest expense	14,163	15,774	17,411	18,501	21,844

Net interest income	119,392	117,443	121,824	127,864	123,493
Provision for noncovered loan losses	14,604	10,138	17,018	19,816	18,108
Provision for covered loan losses	4,768	7,481	5,331	3,572	593

Net interest income after provision for loan losses	100,020	99,824	99,475	104,476	104,792

Other income:
Trust department income	5,607	5,863	5,514	5,627	5,469
Service charges on deposits	17,838	15,712	14,910	15,938	16,859
Credit card fees	13,640	13,510	12,207	12,678	12,532
ATM and other service fees	3,801	3,063	2,917	2,910	2,996
Bank owned life insurance income	3,182	3,015	5,241	3,192	3,219
Investment services and insurance	1,965	1,972	2,447	2,300	2,688
Investment securities gains, net	4,402	889	—	146	58
Loan sales and servicing income	1,036	2,609	5,012	9,221	4,006
Other operating income	9,301	4,858	4,508	2,299	7,308

Total other income	60,772	51,491	52,756	54,311	55,135

Other expenses:
Salaries, wages, pension and employee benefits	61,232	56,713	59,871	62,331	58,930
Net occupancy expense	8,464	8,086	8,594	9,236	8,608
Equipment expense	7,073	6,816	6,836	7,549	7,330
Stationery, supplies and postage	2,517	2,750	2,705	3,183	2,865
Bankcard, loan processing and other costs	8,449	8,266	7,562	7,810	8,281
Professional services	5,732	5,940	5,793	7,731	8,544
Amortization of intangibles	543	543	543	1,006	1,006
FDIC expense	3,240	4,581	4,366	4,342	5,267
Other operating expense	18,707	16,373	18,175	19,264	19,839

Total other expenses	115,957	110,068	114,445	122,452	120,670

Income before income tax expense	44,835	41,247	37,786	36,335	39,257
Income taxes	13,098	11,484	10,226	9,305	10,261

Net income	$31,737	$29,763	$27,560	$27,030	$28,996

Other comprehensive income (loss), net of taxes	4,491	16,620	338	(21,188)	(398)

Comprehensive income	$36,228	$46,383	$27,898	$5,842	$28,598

Net income applicable to common shares	$31,737	$29,763	$27,560	$27,030	$28,996

Adjusted net income used in diluted EPS calculation	$31,737	$29,763	$27,560	$27,030	$28,996

Weighted-average common shares outstanding - basic	109,245	109,138	108,769	108,807	108,793

Weighted-average common shares outstanding - diluted	109,246	109,139	108,770	108,808	108,794

Basic net income per share	$0.29	$0.27	$0.25	$0.25	$0.27

Diluted net income per share	$0.29	$0.27	$0.25	$0.25	$0.27

FirstMerit Corporation Reports Third Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES

ASSET QUALITY INFORMATION (Excluding Acquired Assets)

(Unaudited, except December 31, 2010 annual period which,

is derived from the audited financial statements)

(In thousands, except ratios)

	Quarterly Periods					Annual Period
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	December 31, 2010
Allowance for Credit Losses

Allowance for noncovered loan losses, beginning of period	$109,187	$114,690	$114,690	$116,528	$118,343	$115,092
Provision for noncovered loan losses	14,604	10,138	17,018	19,816	18,108	83,783
Charge-offs	20,014	20,958	22,812	27,553	25,817	104,532
Recoveries	5,410	5,317	5,794	5,899	5,894	20,347

Net charge-offs	14,604	15,641	17,018	21,654	19,923	84,185

Allowance for noncovered loan losses, end of period	$109,187	$109,187	$114,690	$114,690	$116,528	$114,690

Reserve for unfunded lending commitments, beginning of period	$5,799	$7,202	$8,849	$7,864	$6,812	$5,751
Provision for / (relief of) credit losses	561	(1,403)	(1,647)	985	1,052	3,098

Reserve for unfunded lending commitments, end of period	$6,360	$5,799	$7,202	$8,849	$7,864	$8,849

Allowance for Credit Losses	$115,547	$114,986	$121,892	$123,539	$124,392	$123,539

Ratios (a)

Provision for loan losses as a % of average loans	0.79%	0.57%	0.99%	1.14%	1.06%	1.23%
Provision for / (relief of) credit losses as a % of average loans	0.03%	-0.08%	-0.10%	0.06%	0.06%	0.05%
Net charge-offs as a % of average loans	0.79%	0.89%	0.99%	1.25%	1.17%	1.23%
Allowance for loan losses as a % of period-end loans	1.46%	1.51%	1.64%	1.65%	1.72%	1.65%
Allowance for credit losses as a % of period-end loans	1.55%	1.59%	1.74%	1.78%	1.84%	1.78%
Allowance for loan losses as a % of nonperforming loans	160.09%	150.31%	138.67%	109.56%	111.00%	109.56%
Allowance for credit losses as a % of nonperforming loans	169.42%	158.30%	147.38%	118.01%	118.49%	118.01%

Asset Quality (a)

Impaired loans:
Nonaccrual	$59,928	$63,688	$71,246	$89,828	$91,646	$89,828
Other nonperforming loans:
Nonaccrual	8,275	8,951	11,460	14,859	13,331	14,859

Total nonperforming loans	68,203	72,639	82,706	104,687	104,977	104,687

Other real estate (“ORE”)	22,172	27,207	30,053	18,815	10,290	18,815

Total nonperforming assets (“NPAs”)	$90,375	$99,846	$112,759	$123,502	$115,267	$123,502

NPAs as % of period-end loans + ORE	1.21%	1.38%	1.61%	1.78%	1.70%	1.78%

Past due 90 days or more & accruing interest	$6,268	$10,424	$5,652	$22,017	$36,895	$22,017

(a)	Excludes acquired loans and loss share receivable with a period end balance of $1.6 billion, $1.7 billion, $2.1 billion, $2.3 billion, and $2.5 billion and ORE covered by an FDIC loss share with a period end balance of $61.9 million, $58.5 million, $58.7 million, $54.7 million and $53.5 million at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, which, as required by current accounting guidance, were recorded at fair value on the date of acquisition.

FirstMerit Corporation Reports Third Quarter 2011 EPS Results

NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL

(Unaudited)

(In thousands)

QUARTERLY OTHER INCOME DETAIL	2011 3rd Qtr	2011 2nd Qtr	2011 1st Qtr	2010 4th Qtr	2010 3rd Qtr

Trust department income	$5,607	$5,863	$5,514	$5,627	$5,469
Service charges on deposits	17,838	15,712	14,910	15,938	16,859
Credit card fees	13,640	13,510	12,207	12,678	12,532
ATM and other service fees	3,801	3,063	2,917	2,910	2,996
Bank owned life insurance income	3,182	3,015	5,241	3,192	3,219
Investment services and insurance	1,965	1,972	2,447	2,300	2,688
Investment securities gains, net	4,402	889	—	146	58
Loan sales and servicing income	1,036	2,609	5,012	9,221	4,006
Other operating income	9,301	4,858	4,508	2,299	7,308

Total Other Income	$60,772	$51,491	$52,756	$54,311	$55,135

QUARTERLY OTHER EXPENSES DETAIL	2011 3rd Qtr	2011 2nd Qtr	2011 1st Qtr	2010 4th Qtr	2010 3rd Qtr

Salaries, wages, pension and employee benefits	$61,232	$56,713	$59,871	$62,331	$58,930
Net occupancy expense	8,464	8,086	8,594	9,236	8,608
Equipment expense	7,073	6,816	6,836	7,549	7,330
Taxes, other than federal income taxes	1,507	922	1,960	2,021	1,680
Stationery, supplies and postage	2,517	2,750	2,705	3,183	2,865
Bankcard, loan processing and other costs	8,449	8,266	7,562	7,810	8,281
Advertising	2,391	2,287	2,384	3,094	2,488
Professional services	5,732	5,940	5,793	7,731	8,544
Telephone	1,570	1,462	1,486	1,579	1,561
Amortization of intangibles	543	543	543	1,006	1,006
FDIC expense	3,240	4,581	4,366	4,342	5,267
Other operating expense	13,239	11,702	12,345	12,570	14,110

Total Other Expenses	$115,957	$110,068	$114,445	$122,452	$120,670

FirstMerit Corporation Reports Third Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES

ALLOWANCE FOR NONCOVERED LOAN LOSSES - Net Charge-off Detail

(Unaudited)

(Dollars in thousands)

	Quarters ended		Year ended	Nine months ended
	September 30,		December 31,	September 30,
	2011	2010	2010	2011	2010

Allowance for noncovered loan losses - beginning of period	$109,187	$118,343	$115,092	$114,690	$115,092
Loans charged off:
Commercial	8,382	10,704	39,766	24,525	26,541
Mortgage	771	1,153	5,156	3,786	4,194
Installment	5,911	8,154	34,054	20,204	25,389
Home equity	1,929	1,923	7,912	6,200	6,754
Credit cards	1,520	2,902	13,577	6,135	11,080
Leases	651	55	896	778	692
Overdrafts	850	926	3,171	2,156	2,329

Total	20,014	25,817	104,532	63,784	76,979

Recoveries:
Commercial	717	503	1,952	1,853	1,305
Mortgage	74	138	263	192	201
Installment	3,361	3,946	13,047	10,749	9,044
Home equity	466	481	1,599	1,255	1,182
Credit cards	585	600	2,199	1,789	1,681
Manufactured housing	14	36	156	63	122
Leases	1	2	267	35	240
Overdrafts	192	188	864	585	673

Total	5,410	5,894	20,347	16,521	14,448

Net charge-offs	14,604	19,923	84,185	47,263	62,531
Provision for noncovered loan losses	14,604	18,108	83,783	41,760	63,967

Allowance for noncovered loan losses - end of period	$109,187	$116,528	$114,690	$109,187	$116,528

Average loans (a)	$7,298,446	$6,781,123	$6,818,962	$7,115,222	$6,802,363

Ratio to average loans (a):
(Annualized) net charge-offs	0.79%	1.17%	1.23%	0.89%	1.23%

(Annualized) provision for loan losses	0.79%	1.06%	1.23%	0.78%	1.26%

Loans, period-end (excluding acquired loans) (a)	$7,453,612	$6,776,098	$6,937,142	$7,453,612	$6,776,098

Allowance for credit losses (a):	$115,547	$124,392	$123,539	$115,547	$124,392

As a multiple of (annualized) net charge-offs	1.99	1.57	1.47	1.83	1.49

Allowance for loan losses (a):
As a percent of period-end loans	1.46%	1.72%	1.65%	1.46%	1.72%

As a multiple of (annualized) net charge-offs	1.88	1.47	1.36	1.73	1.39

(a)	Excludes acquired loans and loss share receivable.